SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 6, 2000




               Commission file numbers 333-42411 and 333-42411-01
               --------------------------------------------------

                               Glenoit Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                                          13-3862561
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                       Identification Number)

                            Glenoit Asset Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                                          51-0343206
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                       Identification Number)

                              111 West 40th Street
                            New York, New York 10018
                            Telephone: (212) 391-3915
(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

Item 5.  Other Events

         On June 19, 2000, the Company announced that it had entered into lock-up letters with certain holders of its 11% Senior Subordinated Notes. Pursuant to terms of the lock-up letters, on July 6, 2000, the Company commenced a tender offer and consent solicitation from all Noteholders which will provide for the payment to the Noteholders of 17% of the face amount of principal outstanding (or in the absence of such cash payment, the surrender of substantially all the equity of the Company). The tender offer and related solicitation of consents to certain proposed amendments will expire at 12:00 midnight, New York City time, on August 3, 2000.


Item 7.  Financial Statements and Exhibits

         (a) and (b) Not applicable

         (c) The exhibits furnished in connection with this Report are as follows:

             99.1 Company Press Release dated July 10, 2000


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

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date    July 10, 2000
                                GLENOIT CORPORATION


                                By  /S/ LESTER D. SEARS
                                  -----------------------------
                                  Lester D. Sears
                                  Executive Vice President and
                                  Chief Financial Officer
                                  (On behalf of the Registrant and as Principal Financial and Accounting Officer)




                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   July 10, 2000
                                GLENOIT ASSET CORPORATION




                                By  /S/ LESTER D. SEARS
                                  -----------------------------
                                  Lester D. Sears
                                  Executive Vice President and
                                  Chief Financial Officer
                                  (On behalf of the Registrant and as Principal Financial and Accounting Officer)


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